UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On January 18, 2022, the board of directors (the “Board”) of Hims & Hers Health, Inc. (the “Company”) appointed Oluyemi Okupe as chief financial officer and principal financial officer of the Company, effective January 24, 2022. Irene Becklund, the Company’s controller, who is serving as interim principal financial officer and principal accounting officer as disclosed in the Company’s Current Report on Form 8-K filed on November 18, 2021, will continue as the Company’s principal accounting officer but will cease serving as interim principal financial officer upon the effectiveness of Mr. Okupe’s appointment.

Prior to joining the Company, Mr. Okupe, 35, served as Chief Financial Officer of Hipcamp from June 2021 to January of 2022. Mr. Okupe served as Divisional CFO, Mobility of Uber from March 2020 to June 2021 and as Divisional CFO, Uber Eats from June 2019 to March 2020. Previously, Mr. Okupe served as Divisional CFO for Braintree Payment Solutions LLC, a division of PayPal, from March 2017 to June 2019 and as Head of Financial Planning and Analysis, Braintree from April 2016 to March 2017. Prior to that, Mr. Okupe was Finance Lead, Google Commerce at Google from 2014 to 2016, and served in various finance roles at eBay and PayPal, a division of eBay, from 2011 to 2014. Mr. Okupe is a Chartered Financial Analyst® charterholder, and is also licensed as a Certified Public Accountant in Illinois. He holds an M.B.A. from Stanford University Graduate School of Business and a bachelor’s degree in civil engineering from the University of California, Davis.

In connection with Mr. Okupe’s appointment as chief financial officer and principal financial officer, Mr. Okupe and the Company entered into an offer letter (the “CFO Offer Letter”). Pursuant to the terms of the CFO Offer Letter, Mr. Okupe will receive (i) an annual base salary of $450,000 (the “Base Salary”), (ii) a signing bonus of $350,000, subject to his continued service for 180 days, and (iii) a grant of equity awards under the Company’s 2020 Equity Incentive Plan with a grant value of $7.0 million, 40% of which consists of an option to purchase shares of the Company’s Class A Common Stock at the then-current trading price on the date of grant (the “Option Grant”) and 60% of which consists of restricted stock units (the “RSU Grant”). Subject to Mr. Okupe’s continuous service through each vesting date, (i) 25% of the Option Grant will vest 12 months after the vesting commencement date (as defined in the relevant award agreement) and 1/48th of the total shares will vest at the end of each month thereafter and (ii) 25% of the RSU Grant will vest on March 15, 2023 and the remaining 75% of the RSU Grant will vest in equal quarterly installments over the following three years, subject to Mr. Okupe’s continued service with the Company. Mr. Okupe will also be eligible for an annual discretionary bonus with a target of 50% of his Base Salary.

Mr. Okupe will enter into the Company’s standard form of change in control and severance agreement (the “Change in Control and Severance Agreement”) for its executive officers, the terms of which are outlined in the “Executive Compensation” section in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 17, 2021. Pursuant to the terms of the CFO Offer Letter, Mr. Okupe’s employment is at will and may be terminated at any time by the Company or Mr. Okupe. The foregoing descriptions of the CFO Offer Letter and Change in Control and Severance Agreement are not complete and are qualified in their entirety by reference to the CFO Offer Letter and Change in Control Severance Agreement, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

There are no arrangements or understandings between Mr. Okupe and any other persons pursuant to which he was appointed as chief financial officer and principal financial officer of the Company. There are no family relationships between Mr. Okupe and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Okupe is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. Mr. Okupe will enter into the Company’s standard form of indemnification agreement.

Resignation of Chief Medical Officer; Appointment of Director

On January 18, 2022, the Board increased the size of the Board from nine to ten directors and appointed Dr. Patrick Carroll, M.D., 63, the Company’s former Chief Medical Officer, to fill the newly created vacancy, effective February 1, 2022. Dr. Carroll is expected to stand for election at the Company’s 2022 annual meeting of stockholders, and will serve until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. Prior to his appointment to the Board, Dr. Carroll resigned as the Company’s Chief Medical Officer, effective January 31, 2022.

Dr. Carroll will be entitled to receive compensation in accordance with the Company’s non-employee director compensation program as outlined in the “Director Compensation” section in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on May 17, 2021.

There are no arrangements or understandings between Dr. Carroll and any other persons pursuant to which he was appointed as a member of the Board. There are no family relationships between Dr. Carroll and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Dr. Carroll is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. Dr. Carroll has entered into the Company’s standard form of indemnification agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: January 20, 2022	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer